ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares: MQRAX

Class I Shares: MQRIX

ACR International Quality Return (IQR) Fund

Class A Shares: IQRAX

Class I Shares: IQRIX

Each a series of Investment Managers Series Trust II

Supplement dated May 6, 2019 to the

Prospectus dated April 1, 2019, as amended.

Effective immediately, the following is added under “Appendix A – Waivers and Discounts Available From Intermediaries” on page 51 of the Prospectus.

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Class I Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class I Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Class I Share is waived for transactions through such brokerage platforms at UBS-FS.

Please file this Supplement with your records.

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